Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-34648

PROSPECTUS SUPPLEMENT DATED AUGUST 24, 2001

(To Prospectus filed on May 8, 2000)



                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        1,716,072 Shares of Common Stock
                            ________________________

         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                               Shares to be
                                                              Offered for the
                 Selling Stockholders                       Selling Stockholder
----------------------------------------------------       ---------------------

Nesbitt Burns ITF Johanna Meunier                                  325